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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 18, 2007

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

          Massachusetts                  333-114018             04-2955061
  (State or other jurisdiction          (Commission            (IRS Employer
        of incorporation)               File Number)        Identification No.)

     31 Market Street, Ipswich, Massachusetts                    01938
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(e) Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2007, the Board of Directors of First Ipswich Bancorp (the "Company") approved the grant of options to the senior managers listed below. The grant date of the options was July 18, 2007 and the options were granted at the fair market value of $9.25 per share on the grant date. The options will expire ten years from the grant date.

The following senior managers were granted options in the amounts set forth below, which vest over four years, beginning on the first anniversary of the grant date.

            Name and Title of Employee            Number of Options
            --------------------------            -----------------

        Maryjon Brett, SVP, Operations and
               Information Systems                      2,500

        Janice Costa, SVP, Retail Banking               2,500

      John DiIorio, SVP, Sr. Lending Officer              500

Each recipient of an option grant will enter into an incentive stock option agreement in the form attached as an exhibit hereto and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d) Exhibit

Exhibit No.    Description
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Exhibit 99.1   Form of Incentive Stock Option Agreement

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

Date: July 23, 2007                       By: /s/ Timothy L. Felter
                                              ---------------------
                                              Timothy L. Felter
                                              SVP and CFO

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                                  EXHIBIT INDEX


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Exhibit No.    Description
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Exhibit 99.1   Form of Incentive Stock Option Agreement
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